Exhibit 10.10

September 20, 2024

Thoughtful Media Group Inc.

7 Sumerpoint Building, 3rd Floor, Room No. 301-302 Soi Sukhumvit 69 (Saleenimit)

Prakanong Nua Sub-district Wattana District

Bangkok City, Thailand

Email: kriangkrai.chaimongkol@thoughtfulmedia.com

Re: Amendment to Securities Purchase Agreement and Convertible Notes

Ladies and Gentlemen:

Reference is hereby made to that (i) certain Securities Purchase Agreement dated as of July 17, 2024 (the “SPA”), by and among Thoughtful Media Group Inc., a Nevada corporation (the “Issuer”) and the undersigned investors (collectively, each a “Purchaser” and collectively, the “Purchasers”), as amended on August 14, 2024, and (ii) those certain unsecured promissory notes, in the form attached thereto as Exhibit A (the “Notes”) to be issued to the Purchasers at Closing. This letter amendment No. 2 is referred to herein as this “Amendment”. Capitalized terms used but not defined herein shall have the meanings set forth in the SPA and the Notes.

This Amendment shall be effective upon the execution and delivery of this Amendment by the Issuer and the Purchasers (such time, the “Effective Time”).

1. Amendment to the SPA and Notes.

With respect to each Note issued by the Issuer to the Purchasers under the SPA and currently outstanding and each Note issuable by the Issuer to the Holders under the SPA (collectively, the “Notes”), the Holders and the Issuer hereby agree that, effective as of the Effective Time:

a. section 4(c) of the Notes shall be amended and restated to read in its entirety as follows:

(c) Conversion Price. The “Conversion Price” shall be $1.50. All such Conversion Price determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock.

b. The Subscription Amount of each of the Purchasers is hereby amended as specified below the Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

2. Miscellaneous.

a. The provisions of this Amendment shall become effective at the Effective Time.

b. Except as otherwise expressly provided herein, nothing contained herein shall constitute or be deemed to be a waiver or amendment of, or consent to any departure from any other term or provision in the SPA, each of which shall continue unmodified and in full force and effect, nor shall the foregoing consent and amendment constitute a course of dealing among the parties. Except as specifically set forth herein, the each of the Purchasers reserve all of their rights and remedies under the SPA.

c. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

- Remainder of page intentionally blank; signature pages follow -

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers on the date first written above.

THOUGHTFUL MEDIA GROUP INCORPORATED

By: /s/ Kriangkrai Chaimongkol

Name:Kriangkrai Chaimongkol

Title: Chief Executive Officer

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PURCHASER SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: CREATIVE VISION DIGITAL LIMITED

Signature of Authorized Signatory of Purchaser: /s/ Zheng Yusi

Name of Authorized Signatory: Zheng Yusi

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: 13622223407@163.corn

Facsimile Number of Authorized Signatory: N.A

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: US$900,000.00

EIN Number: N.A

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PURCHASER SIGNATlJRE PAGE TO

AMENDMENT NO. 2 TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: GRIT SECURITIES LIMITED

Signature of Authorized Signatory of Purchaser: /s/ Miu Man Cheung

Name of Authorized Signatory: Miu Man Cheung

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: miu.mc@grit.com.hk

Facsimile Number of Authorized Signatory: N.A

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: US$900,000.00

EIN Number: N.A

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